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                                                                     EXHIBIT 23


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated March 4, 1999, included in this Form 10-KSB, into the Company's previously filed Registration Statement File No. 33-93754 on Form S-8.

                                       ARTHUR ANDERSEN LLP

Portland, Oregon
March 26, 1999